Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED COMBINED

FINANCIAL INFORMATION

The following unaudited pro forma consolidated condensed combined financial information is presented for illustrative purposes only and does not purport to be indicative of the consolidated financial position and results of operations for future periods or the results that actually would have been realized had Leesport and Madison been a consolidated company during the specified periods. Leesport expects to further incur certain reorganization and integration expenses as a result of the acquisition of Madison.

The following unaudited pro forma consolidated condensed combined financial information is based on the respective audited and unaudited consolidated financial statements and the notes thereto of Leesport and Madison after giving effect to the assumed acquisition of Madison using the purchase method of accounting and the assumptions and adjustments described below. The estimated purchase price was allocated to the estimated fair market value of the Madison assets to be acquired and liabilities to be assumed based on the Madison consolidated balance sheet at September 30, 2004. The estimated purchase price allocation is based on management’s preliminary analysis and estimates. The following unaudited pro forma consolidated condensed combined statements of income for the year ended December 31, 2003 and the nine months ended September 30, 2004 assume the transaction was completed on January 1, 2003. The unaudited pro forma consolidated condensed combined balance sheet at September 30, 2004 assumes the transaction was completed on September 30, 2004.

The pro forma adjustments were based upon available information and upon certain assumptions as described in the notes to the unaudited pro forma consolidated condensed combined financial information that Leesport’s management believes are reasonable under the circumstances. The pro forma adjustments are based on the information available at the date of this document and are subject to change based on completion of the transaction and final purchase price allocation, and such changes may be material.

The unaudited pro forma consolidated condensed combined financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Leesport included in its Annual Report on Form 10-K for the year ended December 31, 2003, and its quarterly report on Form 10-Q for the nine months ended September 30, 2004, filed with the SEC, and the separate historical consolidated financial statements of Madison for the nine months ended September 30, 2004 and the year ended December 31, 2003, which are included or incorporated by reference in this document.

Unaudited Pro Forma Consolidated Condensed Combined Balance Sheet

As of September 30, 2004

(In Thousands)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Leesport	Madison
ASSETS:

Cash and cash equivalents	$17,871	$10,894	$(463	)(1)	$28,302

Securities available for sale	169,826	488	—		170,314
Securities held to maturity	—	2,086	—		2,086
Restricted equity securities	4,966	1,592	—		6,558
Mortgage loans held-for-sale	1,783	12,849	—		14,632
Loans	399,692	186,316	973	(5)	586,981
Less allowance for loan losses	(5,012)	(2,045)	—		(7,057)

Net loans	394,680	184,271	973		579,924
Premises and equipment, net	14,625	2,210	125	(5)	16,960
Goodwill	9,580	—	26,212	(1)	36,886
			1,094	(7)
Identifiable intangible assets	4,098	—	1,852	(2)	5,950
Other assets	26,981	3,062	2,823	(6)	32,866

Total assets	$644,410	$217,452	$32,616		$894,478

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$438,015	$179,470	$732	(5)	$618,217
Long-term debt and other borrowings	122,772	27,590	—		150,362
Junior subordinated debt	15,000	5,150	—		20,150
Other liabilities	12,877	1,932	1,094	(7)	15,903

Total liabilities	588,664	214,142	1,826		804,632

Shareholders’ equity
Common stock	17,302	2,175	6,555	(3)	23,857
			(2,175	)(4)
Surplus	18,858	10,619	27,545	(3)	46,403
			(10,619	)(4)
Retained earnings	20,606	(9,496)	9,496	(4)	20,606
Treasury stock	(896)	—	—		(896)
Accumulated other comprehensive income	(124)	12	(12	)(4)	(124)

Total shareholders’ equity	55,746	3,310	30,790		89,846

Total liabilities and shareholders’ equity	$644,410	$217,452	$32,616		$894,478

See accompanying “Notes to Unaudited Pro Forma Consolidated Condensed

Combined Financial Information.”

Unaudited Pro Forma Consolidated Condensed Combined Statement of Income

For the Nine Months Ended September 30, 2004

(Dollars in Thousands, Except Share Data)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Leesport	Madison

Interest income:
Interest and fees on loans	$16,889	$9,170	$(182	)(10)	$25,877
Interest and dividend income on securities	5,546	187	(15	)(8)	5,718

Other interest income	8	—	—		8

Total interest income	22,443	9,357	(197)		31,603

Interest expense:
Interest on deposits	6,237	2,036	(275	)(11)	7,998
Interest on long-term debt and other borrowings	1,886	117	—		2,003
Interest on junior subordinated debt	616	173	—		789

Total interest expense	8,739	2,326	(275)		10,790

Net interest income	13,704	7,031	78		20,813
Provision for loan losses	900	1,675	—		2,575

Net interest income after provision for loan losses	12,804	5,356	78		18,238

Other income:
Customer service fees	1,289	677	—		1,966
Mortgage banking activities, net	762	3,395	—		4,157
Commissions and fees from insurance sales	8,058	—	—		8,058
Net realized gain on sales of securities	202	92	—		294
Net gain on sale of loans	431	—	—		431
Other income	1,484	282	—		1,766

Total other income	12,226	4,446	—		16,672

Other expense:
Salaries and employee benefits	11,636	10,563	—		22,199
Occupancy and equipment expense	2,944	2,527	3	(14)	5,474
Amortization of identifiable intangible assets	272	—	198	(9)	470
Other expense	5,287	8,261	—		13,548

Total other expense	20,139	21,351	201		41,691

Income before income taxes	4,891	(11,549)	(123)		(6,781)
Income taxes	857	(1,093)	(42	)(12)	(278)

Net income/(loss)	$4,034	$(10,456)	$(81)		$(6,503)

Basic earnings per share	$1.18	$(4.81)			$(1.38)
Diluted earnings per share	$1.16	$(4.00)			$(1.36)
Weighted average shares outstanding—basic	3,409,894	2,173,559	(2,173,559	)(13)	4,720,926
			1,311,032	(13)
Weighted average shares outstanding—diluted	3,468,410	2,612,566	(2,612,566	)(13)	4,779,442
			1,311,032	(13)

See accompanying “Notes to Unaudited Pro Forma Consolidated Condensed

Combined Financial Information.”

Unaudited Pro Forma Consolidated Condensed Combined Statement of Income

For the Year Ended December 31, 2003

(Dollars in Thousands, Except Share Data)

	Historical		Pro Forma Adjustments		Pro Forma Combined
	Leesport	Madison

Interest income:
Interest and fees on loans	$22,406	$12,252	$(243	)(10)	$34,415
Interest and dividend income on securities	6,748	656	(20	)(8)	7,348

Other interest income	16	—	—		16

Total interest income	29,170	12,908	(263)		41,815

Interest expense:
Interest on deposits	8,254	3,341	(366	)(11)	11,229
Interest on long-term debt and other borrowings	3,586	9	—		3,595
Interest on junior subordinated debt	842	387	—		1,229

Total interest expense	12,682	3,737	(366)		16,053

Net interest income	16,488	9,171	103		25,762
Provision for loan losses	965	520	—		1,485

Net interest income after provision for loan losses	15,523	8,651	103		24,277

Other income:
Customer service fees	1,539	796	—		2,335
Mortgage banking activities, net	2,435	6,886	—		9,321
Commissions and fees from insurance sales	9,200	—	—		9,200
Gain on sale of financial centers	3,073	—	—		3,073
Net realized gain on sale of securities	284	77	—		361
Net gain on sale of loans	269	—	—		269
Other income	2,064	1,155	—		3,219

Total other income	18,864	8,914	—		27,778

Other expense:
Salaries and employee benefits	13,560	9,462	—		23,022
Occupancy and equipment expense	3,543	2,336	4	(14)	5,883
Amortization of identifiable intangible assets	309	—	265	(9)	574
FHLB advance prepayment expense	2,482	—	—		2,482
Other expense	7,666	3,226	—		10,892

Total other expense	27,560	15,024	269		42,853

Income before income taxes	6,827	2,541	(166)		9,202
Income taxes	1,878	907	(56	)(12)	2,729

Net income	$4,949	$1,634	$(110)		$6,473

Basic earnings per share	$1.46	$0.76			$1.38
Diluted earnings per share	$1.44	$0.72			$1.37
Weighted average shares outstanding—basic	3,387,000	2,162,109	(2,162,109	)(13)	4,698,032
			1,311,032	(13)
Weighted average shares outstanding—diluted	3,427,000	2,275,342	(2,275,342	)(13)	4,738,032
			1,311,032	(13)

See accompanying “Notes to Unaudited Pro Forma Consolidated Condensed

Combined Financial Information.”

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED

COMBINED FINANCIAL INFORMATION

Note A. Basis of Presentation

The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the transaction been completed at the beginning of each of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company. The transaction was completed on October 1, 2004.

Under accounting principles generally accepted in the United States of America, the transaction will be accounted for using the purchase method of accounting and, as such, the assets and liabilities of Madison will be recorded at their estimated fair values. The allocation of the total purchase cost reflected in the unaudited pro forma consolidated condensed combined financial information is preliminary. The actual purchase accounting adjustments to reflect the fair values of the assets acquired and liabilities assumed will be based upon appraisals that are currently in process. A preliminary allocation of the purchase cost has been made to major categories of assets and liabilities in the accompanying unaudited pro forma consolidated condensed combined financial information based on our estimates. Accordingly, the adjustments that have been included in the unaudited pro forma consolidated condensed combined financial information may change based upon the final allocation of the total purchase cost of the acquisition of Madison. The actual allocation of the purchase cost and the resulting effect on income may differ from the unaudited pro forma amounts included in this document. However, based on current information, management does not expect the final allocation of the purchase price to differ materially from that used in the accompanying unaudited condensed consolidated statements of income.

The unaudited pro forma consolidated condensed combined statements of income give effect to the transaction as if it was completed on January 1, 2003. The unaudited pro forma consolidated condensed combined balance sheet assumes the transaction was completed on September 30, 2004. Certain reclassifications have been included in the unaudited pro forma consolidated condensed combined balance sheet and unaudited pro forma consolidated condensed combined income statements to conform presentation.

Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma consolidated condensed combined financial statements are summarized as follows:

Estimated fair values for the assets and liabilities of Madison were obtained as follows:

•             Cash and Cash Equivalents. The carrying amounts of cash and cash equivalents approximate their fair value.

•             Investment Securities. Securities are carried at market value based on quoted market price or dealer quote.

•             Stock in Federal Home Loan Bank and Federal Reserve Bank Stock (Restricted Equity Securities). No ready market exists for these stocks and they have no quoted market value; however, redemption of these stocks has historically been at par value. Accordingly, the carrying amount is deemed to be a reasonable estimate of fair value.

•             Loans Held-For-Sale. Fair market value based on quoted market prices for similar loans to be sold.

•             Loans. Fair values are estimated by segregating the portfolio by type of loan and discounting scheduled cash flows using interest rates currently being offered for loans with similar terms. A prepayment assumption is used as an estimate of the portion of loans subject to prepayment. The allowance for loan losses is deemed to be a reasonable estimate of the credit adjustment.

•             Deposits. Fair values for term deposits are estimated by discounting cash flows using interest rates currently being offered for deposits with similar terms.

•             Identifiable Intangible Assets. The fair value for the core deposit intangible asset was estimated by calculating a 1.87% premium on core deposits.

•             Other Assets and Other Liabilities. Because these financial instruments will typically be received or paid within three months, the carrying amounts of such instruments are deemed to be a reasonable estimate of fair value.

•             Junior Subordinated Debt. Because these securities are currently redeemable at par, the carrying amount is deemed to be a reasonable estimate of fair value.

The premium on loans will be amortized to interest income over four years to approximate a constant yield to maturity. The premium on term deposits will be amortized over two years to approximate a constant yield to maturity. The core deposit intangible asset will be amortized over seven years to approximate a constant yield to maturity.

Note B. Calculation and Preliminary Allocation of Purchase Price

The preliminary allocation of the cost to acquire Madison is described in the table below:

September 30, 2004
(dollars in thousands, except per share amounts)

Purchase Price
Madison common stock outstanding to be exchanged for Leesport common stock	2,174,904
Exchange ratio	0.6028

Total Leesport common stock to be issued	1,311,032
Purchase price of Leesport common stock per share (based on the average closing price from April 6, 2004 thru April 26, 2004)	$26.01

Total consideration	34,100
Expenses associated with the acquisition	463

Total Purchase Price	34,563

Net Assets Acquired
Madison shareholders’ equity	3,310

Estimated adjustments to reflect assets acquired at fair value:
Loans	973
Buildings	125
Deferred taxes	2,823
Identifiable intangibles assets	1,852
Estimated amount allocated to liabilities assumed at fair value:
Deposits	(732)
Other liabilities	(1,094)

Net assets acquired	7,257

Goodwill resulting from merger	$27,306

Note C. Pro Forma Adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial information are as follows:

(1)                               Excess paid over net asset value less core deposit intangibles.

(2)                               To record core deposit intangible as a result of purchase of Madison.

(3)                               To record the issuance of Leesport common stock for Madison.

(4)                               To eliminate Madison’s historical shareholders’ equity.

(5)                               Fair value adjustments for premises and equipment, fixed-rate loans and fixed rate non-core deposits.

(6)                               Deferred tax adjustment related to fair value adjustments of Madison assets and liabilities and net operating loss.

(7)                               To record change in control payments at Madison as additional goodwill.

(8)                               Reduction of interest income on assets used to fund cash portion of transaction assuming an annualized pre-tax yield of 4.20%.

(9)                               Amortization of the core deposit intangible created as a result of the transaction, over seven years.

(10)                        Amortization of the $975,000 fair value adjustment to loans over an average life of four years.

(11)                        Amortization of the $732,000 fair value adjustment to non-core deposits over an average life of two years.

(12)                        Adjustment to record the tax effect of the pro forma adjustments using Leesport’s incremental tax rate of 34%.

(13)                        Weighted average shares were calculated using the historical weighted average basic and diluted outstanding of Leesport and the shares issued in exchange for Madison’s outstanding shares for the nine months ended September 30, 2004 and the year ended December 31, 2003. Earnings per share data have been computed based upon the pro forma combined income of Leesport and Madison and the pro forma basic and diluted shares of the combined entity.

(14)                        Amortization of the $125,000 fair value adjustment to premises and equipment over an average remaining life of thirty four years.

Note D. Earnings Per Share

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding over the period presented. Diluted earnings per common share is calculated using the same method as basic earnings per common share, but reflects potential dilution of common stock equivalents. Pro forma basic and diluted weighted average number of common stock outstanding utilized for the calculation of earnings per share for the periods presented were calculated using Leesport’s historical basic and diluted weighted average common stock outstanding plus 1,311,032 shares of Leesport common stock issued in the transaction.